© 2021 Lawson Products, Inc. All rights reserved. Confidential Material, Reproduction, In Whole or in Part, Prohibited. Investor Presentation First Quarter 2021 Presenters: Michael DeCata, President & CEO Ronald Knutson, EVP & CFO

© 2021 Lawson Products, Inc. All rights reserved. Confidential Material, Reproduction, In Whole or in Part, Prohibited. "Safe Harbor" Statement under the Securities Litigation Reform Act of 1995: This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. The terms “may,” “should,” “could,” “anticipate,” “believe,” “continues,” “estimate,” “expect,” “intend,” “objective,” “plan,” “potential,” “project” and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. These statements are based on management’s current expectations, intentions or beliefs and are subject to a number of factors, assumptions and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Factors that could cause or contribute to such differences or that might otherwise impact the business include: failure to retain a talented workforce including productive sales representatives; the inability of management to successfully implement strategic initiatives; failure to manage change; the ability to adequately fund our operating and working capital needs through cash generated from operations; the ability to meet the covenant requirements of our line of credit; disruptions of the Company’s information and communication systems; the effect of general economic and market conditions; inventory obsolescence; work stoppages and other disruptions at transportation centers or shipping ports; changing customer demand and product mixes; increases in commodity prices; violations of environmental protection regulations; a negative outcome related to tax matters; and, all other factors discussed in the Company’s “Risk Factors” set forth in its Annual Report on Form 10-K for the year ended December 31, 2020 and in the Form 10-Q for the quarter ended March 31, 2021. The Company undertakes no obligation to update any such factors or to publicly announce the results of any revisions to any forward-looking statements contained herein whether as a result of new information, future events or otherwise. 2 Lawson Products, Inc.

© 2021 Lawson Products, Inc. All rights reserved. Confidential Material, Reproduction, In Whole or in Part, Prohibited. • Leading service based provider of consumables in MRO market • Serves industrial, commercial, institutional and government markets in all 50 states, Canada, Mexico, Puerto Rico and the Caribbean • Headquartered in Chicago, IL – Strategically located distribution centers – Workforce ~1,900 (~ 1,100 sales reps) • Supplies a comprehensive line of products to the MRO marketplace • VMI and private label drives high gross margins 3 Lawson Products: At a Glance Fasteners Cutting Tools Chemicals Hydraulics Other

© 2021 Lawson Products, Inc. All rights reserved. Confidential Material, Reproduction, In Whole or in Part, Prohibited. 4 Competitive Advantages and Differentiators What differentiates Lawson: • Service intensive “high touch” value proposition • Vendor managed inventory or “keep fill” • Deep product knowledge • Broad geographic sales and service coverage throughout the US and Canada • Leverage investments in sales team, facilities and technology to enable outstanding customer service • Lowest total cost

© 2021 Lawson Products, Inc. All rights reserved. Confidential Material, Reproduction, In Whole or in Part, Prohibited. High touch service and technical expertise drives customer relationships 5 Our Commitment to our 90,000+ Customers Before After One Company, Zero Headaches Inventory Management Options Access to Industry Knowledge & Expertise • Comprehensive line of products • Lawson Managed Inventory • Product recommendations from your Lawson Representative • Hundreds of pre-built assortments • Industrial vending • Application advice from our test and application engineers • Unlimited sourcing of hard-to-find items • Self-service inventory management • Complimentary on-site safety & product usage training

© 2021 Lawson Products, Inc. All rights reserved. Confidential Material, Reproduction, In Whole or in Part, Prohibited. 6 Customer and Product Profile Retain over 90% of customer revenues from year to year Fastening Systems 23%Fluid Power 13% Specialty Chemicals 12% Cutting Tools and Abrasives 15% Electrical 10% Aftermarket Automotive Supplies 7% Safety 5% Welding and Metal Repair 2% Other 17% Product Mix Regional Accounts 47% Strategic 12% Kent Automotive 15% Bolt Supply 10% Government 8% Partsmaster 15% Other 2% Customer Mix

© 2021 Lawson Products, Inc. All rights reserved. Confidential Material, Reproduction, In Whole or in Part, Prohibited. 7 Partsmaster Acquisition What adds to • Very good strategic fit  Similar high touch, consumable MRO provider  High quality VMI service to customers  Diverse, complimentary product portfolio  Private label products • Key statistics • $63 million annual sales • 16,000 customers • 200 sales reps in US and Canada • 40,000 SKUs • DC located in Greenville, TX • Acquisition details • Acquired in August 2020 • Purchase price of $35.3 million cash and additional assumed liabilities • $2.3 million paid at closing; additional $33.0 million to be paid in May 2021 • Contributed $15.7 million in revenue and $0.7 million in operating income in Q1 2021

© 2021 Lawson Products, Inc. All rights reserved. Confidential Material, Reproduction, In Whole or in Part, Prohibited. • Safety of our team members • Significant cost reductions to protect earnings and cash position • Support and retention of team members • Strong leadership-commitment to coming out and ongoing communication • Continuation of customer relationships • Service to our customers through supply chain Current Environment: • Lawson deemed an essential business • Distribution network operating • Sales team proactively reaching out to customers • Corporate team working remotely Coming Out: • Customer loyalty • Strong financial position • Engaged team members- company trust • Confidence of suppliers • Stronger supply chain • Enhanced business continuity • Stronger- more agile Ever-Changing Environment Limited Bright-Lines Flexibility Nimble Decision-Making COVID-19 Impact 8

© 2021 Lawson Products, Inc. All rights reserved. Confidential Material, Reproduction, In Whole or in Part, Prohibited. 9 Financial Highlights for First Quarter 2021 • Sales increased 13.8% compared to Q1 2020 and 5.6% compared to Q4 2020 • Includes $15.7 million from Partsmaster acquisition • MRO sales at 96% of pre-COVID run rates • Adjusted EBITDA of $9.1 million • 8.8% of sales • Partsmaster contributed adjusted EBITDA of $1.7 million • Key trends  Ended quarter with $26.3 million in cash on hand  Ended quarter with $64.4 million in available borrowing capacity $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 Q1 Q2 Q3 Q4 Quarterly Adjusted Reg G EBITDA 2020 20182018 2018 2018 2019 2019 2019 2019 2020 2020 2021 2020

© 2021 Lawson Products, Inc. All rights reserved. Confidential Material, Reproduction, In Whole or in Part, Prohibited. 10 Historical Financial Performance Recent sales growth and earnings expansion providing financial flexibility $200,000 $250,000 $300,000 $350,000 $400,000 Consolidated Revenues $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 2015 2016 2017 2018 2019 2020 TTM 3/31/21 Adjusted Reg G EBITDA -$15,000 -$10,000 -$5,000 $0 $5,000 $10,000 $15,000 Net Cash/(Debt) 2015 2016 2017 2018 2019 2020 3/31/2021 Key Take-Aways: • Continued growth through rep productivity and acquisitions • Took actions in 2020 to preserve strength • Coming out of 2020 in strong position • Strong balance sheet

© 2021 Lawson Products, Inc. All rights reserved. Confidential Material, Reproduction, In Whole or in Part, Prohibited. Pursue Disciplined M&A Reinvest for Growth Return Capital • Increased our borrowing capacity to $100.0 million (additional $50.0 million accordion) in late 2019 • Capital expenditures expected to be approximately $5.0 - $6.0 million in 2021 • Growth initiatives: add new reps and increase sales rep productivity • Share repurchase to offset award dilution; opportunistic purchases • $7.5 million stock repurchase program announced Q2 2019; $4.5 million remaining • Closed Partsmaster acquisition in August 2020 • Closed Screw Products Inc. acquisition in October 2018 • Closed Bolt Supply House acquisition in October 2017 Maintain Strong Balance Sheet • $26.3 million cash on hand and no outstanding borrowings under our credit agreement at the end of Q1 • Outstanding debt of $32.9 million at end of Q1 related to Partsmaster acquisition; will be paid in May 2021 11 Capital Allocation Priorities

© 2021 Lawson Products, Inc. All rights reserved. Confidential Material, Reproduction, In Whole or in Part, Prohibited. 12 Lawson Growth Strategy Sales Growth Driven By Foundational Support ERP Network Optimization Sales Transformation Lean Six Sigma Website New Sales Reps Sales Rep Productivity Acquisitions

© 2021 Lawson Products, Inc. All rights reserved. Confidential Material, Reproduction, In Whole or in Part, Prohibited. 13 2021 Focus: Actions Across the Value Chain Driving Growth Add New Sales Reps and Drive Rep Productivity Sales Process / Sales Reps Customer Service / Order Entry Product Management / Pricing DC Operations Sourcing / Purchasing • Increase sales rep count • Onboarding process/training • Sales Management dashboard • EDI with customers • Reduction of cycle times • Order pad • Consolidation of shipments • Sales service reps • Leverage vendor drop-ship programs • Fleet maintenance focus • Pricing enhancements • Website • Reduce cycle time • Refine “Pull” strategy • Freight enhancements • Minimize backorders • Improve service levels • Forecasting tool • Supplier negotiation process • Vendor metrics • Electronic communication Information Technology – Integration of Web and SAP Lean Six Sigma

© 2021 Lawson Products, Inc. All rights reserved. Confidential Material, Reproduction, In Whole or in Part, Prohibited. 14 Longer Sales Rep Tenure Drives Rep Productivity $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 $450,000 < 12 Mos. 1 - 2 Yrs. 3 - 5 Yrs. 5 - 10 Yrs. > 10 Yrs. 0 50 100 150 200 250 300 350 A ve ra g e A n n u a lS a le s Tenure With Lawson (as of 3/31/21) N u m b e r O f S a le s R e p s Number of Reps Average Annual Sales

© 2021 Lawson Products, Inc. All rights reserved. Confidential Material, Reproduction, In Whole or in Part, Prohibited. 15 Lawson Products: Poised for Growth • Leverage Current Infrastructure • Continued Sales Growth • Foundational Investments Completed • Operational Excellence • Large Fragmented Market

© 2021 Lawson Products, Inc. All rights reserved. Confidential Material, Reproduction, In Whole or in Part, Prohibited. 16 For More Information Contact: Ronald J. Knutson EVP, CFO Investor Relations (773) 304-5665 ron.knutson@lawsonproducts.com And see our Website at http://www.lawsonproducts.com/company-info/investor-relations.jsp

© 2021 Lawson Products, Inc. All rights reserved. Confidential Material, Reproduction, In Whole or in Part, Prohibited. Appendices 17

© 2021 Lawson Products, Inc. All rights reserved. Confidential Material, Reproduction, In Whole or in Part, Prohibited. 18 Significant Activities Appendix P-1 August 2011 Implemented SAP October 2011 Commenced construction of new McCook, Ill distribution center May 2012 Relocated corporate headquarters June 2012 Restructured senior team. Announced $20M cost savings plan Transitioned packaging facility to McCook, Ill distribution center Entered into new five-year $40M credit facility Announced new CEO and President, Michael G. DeCata Consolidated Vernon Hills distribution center into McCook, Ill November 2012 Rolled out new website to existing web customers December 2012 Completed transition of U.S. independent agents to employees April 2013 Roll-out of new website to new web customers April/May 2013 McCook DC begins to ship customer orders November 2013 Entered into sub-lease of headquarters space to generate $2.9M of future cash savings December 2013 Ended year with over 800 sales reps – First increase in 8 years February 2014 Closed on Automatic Screw Machine Products sale for net proceeds of $12.1M June 2014 Entered into sale-leaseback of Reno distribution facility for net proceeds of $8.3M December 2014 Ended year with over 900 sales reps February 2015 Held North American sales meeting September 2015 Completed West Coast Fasteners acquisition March 2016 Completed Perfect Products of Michigan acquisition May 2016 Completed F. B. Feeney acquisition June 2016 Expanded sales team to over 1,000 sales reps September 2016 Extended credit facitlity to August, 2020 November 2016 Completed Mattic Industries acquisition March 2017 Consolidated Fairfield, NJ distribution operations into McCook, Ill and Suwanee, GA May 2017 Sold Fairfield, NJ distribution center for a gain of $5.4M October 2017 Completed Bolt Supply House acquisition April 2018 Opened MRO distribution center in Calgary, Canada October 2018 Completed Screw Products acquisition and added Bolt Supply branch June 2019 Achieved Q2 9.8% adjusted EBITDA September 2019 Achieved Q3 10.9% adjusted EBITDA; hired VP, M&A October 2019 Entered into new five-year $100M credit facility, with additional $50 million accordion feature August 2020 Completed Partsmaster acquisition August 2012 October 2012

© 2021 Lawson Products, Inc. All rights reserved. Confidential Material, Reproduction, In Whole or in Part, Prohibited. 19 Regulation G – GAAP Reconciliation Appendix P-2 Non GAAP Reconciliation of Adjusted EBITDA to Sales Percentage The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). However, the Company's management believes that certain non-GAAP financial measures may provide users of this financial information additional meaningful comparisons between current results and results in prior operating periods. Management believes that these non-GAAP financial measures can provide additional meaningful reflection of underlying trends of the business because they provide a comparison of historical information that excludes certain non-operational, non-recurring or intermittently recurring items that impact the overall comparability. See the table below for supplemental financial data and corresponding reconciliations to GAAP financial measures for quarterly adjusted EBITDA as a percentage of net sales. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP. ($ in thousands) Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Net Sales 84,459$ 90,382$ 88,530$ 86,266$ 91,343$ 96,097$ 94,779$ 88,566$ 91,035$ 72,146$ 90,277$ 98,133$ 103,556$ Operating Income (Loss) 1,837 5,554 (2,266) 4,085 5,544 1,623 6,446 (4,547) 18,638 569 2,001 (658) 4,810 Depreciation & Amortization 1,686 1,679 1,755 1,735 1,478 1,455 1,468 1,492 1,509 1,511 1,640 2,041 1,935 EBITDA 3,523 7,233 (511) 5,820 7,022 3,078 7,914 (3,055) 20,147 2,080 3,641 1,383 6,745 Excluded Costs Severance 628 64 31 126 27 1,485 30 214 7 1,025 488 557 404 Stock Based Compensation (Benefit) 970 87 7,637 (1,186) 408 4,839 2,374 10,167 (10,700) 3,187 4,746 4,776 1,000 Acquisition Related Costs - - 168 62 - - - - - - 473 325 172 Loss/(Gain) on Disposal of Property - - - - - - - - - - - - - Lease termination gain - (164) - - - - - - - - - - - Goodwill Impairment - - - - - - - - - - - 1,918 - Inventory Adjustments - - - - - - - - - - - - 825 Discontinued operation accrual - 529 - - - - - - - - - - - Building Impairment - - - 231 - - - - - - - - - Reg G Adjusted EBITDA 5,121$ 7,749$ 7,325$ 5,053$ 7,457$ 9,402$ 10,318$ 7,326$ 9,454$ 6,292$ 9,348$ 8,959$ 9,146$ Adjusted EBITDA % of Sales 6.1% 8.6% 8.3% 5.9% 8.2% 9.8% 10.9% 8.3% 10.4% 8.7% 10.4% 9.1% 8.8%

© 2021 Lawson Products, Inc. All rights reserved. Confidential Material, Reproduction, In Whole or in Part, Prohibited. 20 Consolidated Balance Sheet Appendix P-3